UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2004

SAXON CAPITAL, INC.
(Exact name of registrant as specified in its charter)

_________________

Delaware	000-33485	54-2036376
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4860 Cox Road, Suite 300 Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 967-7400

(Former name or former address, if changed since last year)

Item 9.         Regulation FD Disclosure.

        On January 9, 2004, Saxon Capital, Inc. issued a press release announcing its earnings release and conference call dates for its results for the quarter ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

        The information in this Report (including the exhibit) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON CAPITAL, INC. By: /s/ Robert B. Eastep —————————————— Robert B. Eastep Principal Financial Officer and Executive Vice President

Date: January 9, 2004

INDEX TO EXHIBITS

Exhibits

Exhibit 99.1         Press Release dated January 9, 2004.